UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2020 (December 11, 2020)

SANDRIDGE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

	1 E. Sheridan Ave, Suite 500 Oklahoma City, Oklahoma	73104
	(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (405) 429-5500
Not Applicable.
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	SD	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Disposition of North Park Basin Assets

On December 11, 2020, SandRidge Energy, Inc. (the “Company”), entered into a Purchase and Sale Agreement, dated December 11, 2020, by and between the Company and Gondola Resources, LLC, a Delaware limited liability company backed by Fulcrum Energy Capital Funds (the “Purchaser”) (the “Purchase and Sale Agreement”) providing for the sale of the Company’s Oil and Gas interests, as defined in the Purchase and Sale Agreement, located in the North Park Basin in Colorado (the “Oil and Gas Interests”), effective October 1, 2020.

Pursuant to the Purchase and Sale Agreement, the sale price of the Oil and Gas Interests is $47,000,000, subject to customary post-closing adjustments. The Purchase and Sale Agreement contains representations, warranties and covenants that are customary of oil and gas purchase and sale agreements. The transaction is expected to close by the end of the first quarter of 2021.

A copy of the Purchase and Sale Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein. The foregoing description of the Purchase and Sale Agreement is qualified in its entirety by reference to Exhibit 2.1.

Item 7.01. Regulation FD Disclosure.

On December 14, 2020, the Company issued a press release, attached as Exhibit 99.1, announcing the sale of the Oil and Gas Interests. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
2.1	Purchase and Sale Agreement, dated December 11, 2020, by and between SandRidge Energy Inc. and Gondola Resources, LLC.*
99.1	SandRidge Energy, Inc. Announces Sale of North Park Basin Assets For $47 Million

* Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any such omitted Exhibit or Schedule to the Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC.
(Registrant)

Date: December 14, 2020	By:	/s/ Salah Gamoudi

Salah Gamoudi

Chief Financial Officer and Chief Accounting Officer